UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 16, 2005

CNH CAPITAL RECEIVABLES LLC
CNH EQUIPMENT TRUST 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-01	20-1620620
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711

(Address of Principal Executive Offices)   (Zip Code)

(847) 735-9200

(302) 283-8079

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

On March 16, 2005, CNH Equipment Trust 2005-A publicly issued $330,000,000 principal amount of 3.08% Class A-1 Asset Backed Notes (the “A-1 Notes”), $400,000,000 principal amount of 3.64% Class A-2 Asset Backed Notes (the “A-2 Notes”), $340,000,000 principal amount of 4.02% Class A-3 Asset Backed Notes (the “A-3 Notes”), $135,250,000 principal amount of Floating Rate Class A-4a Asset Backed Notes (the “A-4a Notes”), $135,250,000 principal amount of 4.29% Class A-4b Asset Backed Notes (the “A-4b Notes”) and $38,500,000 principal amount of 4.29% Class B Asset Backed Notes (the “B Notes” and, together with the A-1 Notes, the A-2 Notes, the A-3 Notes, the A-4a Notes and the A-4b Notes, the “Notes”) pursuant to a registration statement (No. 333-122462) declared effective on February 23, 2005. The lead managers for the issuance of the Notes were ABN AMRO Incorporated and J.P. Morgan Securities Inc.(the “Representatives”).  In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.                                Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated as of March 8, 2005 among CNH Capital America LLC, CNH Capital Receivables LLC and the Representatives.

4.1	Indenture, dated as of March 1, 2005, between CNH Equipment Trust 2005-A and JPMorgan Chase Bank, N.A.

4.2	Trust Agreement, dated as of March 1, 2005, among the CNH Capital Receivables LLC and The Bank of New York

4.3	Sale and Servicing Agreement, dated as of March 1, 2005, among CNH Capital Receivables LLC, CNH Capital America LLC and CNH Equipment Trust 2005-A.

4.4	CNHCA Purchase Agreement, dated as of March 1, 2005, among CNH Capital Receivables LLC and CNH Capital America LLC.

4.5	NH Purchase Agreement, dated as of March 1, 2005, among CNH Capital Receivables LLC and New Holland Credit Company, LLC.

4.6	Administration Agreement, dated March 1, 2005, among CNH Capital America LLC, CNH Equipment Trust 2005-A and JPMorgan Chase Bank, N.A.

4.7	Confirmation of Swap Transaction (Class A-4a Notes), dated as of March 16, 2005, between CNH Equipment Trust 2005-A and ABN AMRO Bank N.V.

4.8	Backup Servicing Agreement, dated as of March 1, 2004 among CNH Capital Receivables LLC, CNH Capital America LLC, CNH Equipment Trust 2005-A and Systems & Services Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, CNH Capital Receivables LLC and the Co-Registrant, CNH Equipment Trust 2005-A by its Administrator, CNH Capital America LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 22, 2005	CNH Capital Receivables LLC (Registrant)

	By:	/s/ BRIAN O’ KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

March 22, 2005	CNH EQUIPMENT TRUST 2005-A
By: CNH Capital America LLC, Administrator of CNH Equipment Trust 2005-A (Co-Registrant)

	By:	/s/ BRIAN O’ KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer